BAK
BAK BATTERY
Rechargeable li-ion Battery
BAK
BAK BATTERY
Rechargeable li-ion Battery

BAK

China BAK

Nov 2007

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,”
“estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

BAK
BAK BATTERY
BAK BATTERY

US $ M
$250
$200
$150
$100
$50
$0
$20
$64
$102
$144
$146
$210
FY 03
FY 04
FY 05
FY 06
FY 07
FY 08 E

Revenue: Reaffirming FY08

For the fiscal years ended September 30

Q407/Q108 Update: Rebounding

Rev. up 49% vs. Q3, narrower loss

Positive product mix shift continued

FY07 full year profitable: critical to borrowing

Headcount rationalization

Challenges: Material Costs and Inventory

Q4FY07

Q3FY07

Aluminum Case
Steel Case
Packs
High Power
Cylindrical
Polymer

Revenue Mix Q-to-Q: Improving

Key Rechargeable Battery Cell
Applications

Li-ion
Rechargeable
Batteries

Cordless power tools

Notebook
Computers

Cell phones

PDAs

Digital
Cameras

Bluetooth Headsets

MP3/Portable Entertainment

Hybrid-electric vehicles

Light-electric vehicles

Uninterruptible Power
Supply

Replacement Mobile Battery Cell Market

Replacement market unique to China:

416 million cell phone subscribers in 2006, growing by another 250 million over the next 5 years

Cell phones are sold and resold through an existing distribution network – not disposed of like in the US, creating strong needs for replacement batteries

BAK has 65% share of this replacement battery market

Relationships with key battery packers:

SCUD (Fujian) Electronics Co., Ltd.

Shenzhen Desay Battery Technology Co., Ltd.

Shenzhen Yalitong Industry Co., Ltd.

OEM Mobile Battery Cell Market

Production shift of OEM’s factories to Asia in general and
China in particular

Lower cost vs. Japan and Korea:  manufacturing costs,
logistics, import duty

New Customers

Lenovo, China Tech Faith Wireless, UTStarcom, SIM Technology
Group, Longcheer Technology, Hisense

Qualification underway with international Tier 1 OEM’s

OEM Laptop Battery Cell Market

Began commercial production in July
2006—the only Chinese
manufacturer able to do so

Significant increase in manufacturing
sophistication as compared to mobile
phone cells

Customers

Shenzhen Fonleate Electronics

Letter of Intent signed with HP in Aug 07

Lithium Polymer Cells

Utilized for small-format batteries customized in
size and shape for specific applications

Aggressively targeting OEM customers

Current applications include:

      MP3 players

      Bluetooth headsets

  Ultra-light cell phones

Management Team

Xiangqian Li, Chairman and CEO

Visionary leader in China Li-ion industry

Led CBAK since founding; full time, operating CEO

Tony Shen, CFO

Former CFO at eLong Inc (Nasdaq: LONG), led eLong to its first quarter of operating profit

Directed comprehensive cost/expense reduction efforts

Dr. Henry Mao, Director, COO and CTO

Significant expertise in Li-ion technology; widely published technological author; holder of 7 US patents in Li-ion

Successful tenure as CTO at Lishen and senior engineering
position at NEC Moli Energy

BAK
423448A
BAK BATTERY
433450A
063448A
BAK
BAK BATTERY
Rechargeable li-ion Battery

BAK

Q & A